UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2026
Meta Platforms, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Meta Way, Menlo Park, California 94025
(Address of principal executive offices and Zip Code)

(650) 543-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	META	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2026, Meta Platforms, Inc. (the "Company") held its annual meeting of shareholders via live audio webcast (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders voted on twelve proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2026 (the "Proxy Statement"). At the beginning of the Annual Meeting, there were 1,758,006,749 shares of Class A common stock and 342,307,492 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented 92.19% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 1, 2026 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.

The shareholders of the Company voted on the following proposals at the Annual Meeting:
1.To elect the twelve directors nominated by the Company's board of directors, all of whom are currently serving on the Company's board of directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.A shareholder proposal regarding report on AI data usage oversight.

4.A shareholder proposal regarding annual vote regarding executive pay.

5.A shareholder proposal regarding dual class capital structure.

6.A shareholder proposal regarding disclosure of voting results by share class.

7.A shareholder proposal regarding report on human rights due diligence.

8.A shareholder proposal regarding report on addressing antisemitism and hate in online platforms.

9.A shareholder proposal regarding report on climate change-related commitments.

10.A shareholder proposal regarding report on integrating child safety improvements into the executive compensation program.

11.A shareholder proposal regarding data protection impact assessment on generative AI chatbots.

12.A shareholder proposal regarding report on risks of anti-American discrimination from H-1B visa program use.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Peggy Alford	4,291,140,639	677,536,447	212,856,564
Marc L. Andreessen	4,766,747,193	201,929,893	212,856,564
John Arnold	4,919,233,923	49,443,163	212,856,564
Patrick Collison	4,919,253,388	49,423,698	212,856,564
John Elkann	4,110,029,835	858,647,251	212,856,564
Andrew W. Houston	4,525,080,688	443,596,398	212,856,564
Nancy Killefer	4,834,303,472	134,373,614	212,856,564
Robert M. Kimmitt	4,826,084,255	142,592,831	212,856,564
Charles Songhurst	4,921,551,531	47,125,555	212,856,564
Dana White	4,542,071,550	426,605,536	212,856,564
Tony Xu	4,530,138,488	438,538,598	212,856,564
Mark Zuckerberg	4,650,180,275	318,496,811	212,856,564

Each of the twelve nominees for director was elected to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
5,148,139,817	29,583,257	3,810,576

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.Shareholder Proposal Regarding Report on AI Data Usage Oversight

For	Against	Abstentions	Broker Non-Votes
503,719,383	4,446,931,952	18,025,751	212,856,564

The shareholders did not approve the shareholder proposal regarding report on AI data usage oversight.

4.Shareholder Proposal Regarding Annual Vote Regarding Executive Pay

For	Against	Abstentions	Broker Non-Votes
1,347,044,885	3,615,585,963	6,046,238	212,856,564

The shareholders did not approve the shareholder proposal regarding annual vote regarding executive pay.

5.Shareholder Proposal Regarding Dual Class Capital Structure

For	Against	Abstentions	Broker Non-Votes
1,312,681,056	3,647,675,248	8,320,782	212,856,564

The shareholders did not approve the shareholder proposal regarding dual class capital structure.

6.Shareholder Proposal Regarding Disclosure of Voting Results By Share Class

For	Against	Abstentions	Broker Non-Votes
998,846,306	3,963,963,497	5,867,283	212,856,564

The shareholders did not approve the shareholder proposal regarding disclosure of voting results by share class.

7.Shareholder Proposal Regarding Report on Human Rights Due Diligence

For	Against	Abstentions	Broker Non-Votes
205,947,302	4,728,098,574	34,631,210	212,856,564

The shareholders did not approve the shareholder proposal regarding report on human rights due diligence.

8.Shareholder Proposal Regarding Report on Addressing Antisemitism and Hate in Online Platforms

For	Against	Abstentions	Broker Non-Votes
325,276,488	4,618,279,838	25,120,760	212,856,564

The shareholders did not approve the shareholder proposal regarding report on addressing antisemitism and hate in online platforms.

9.Shareholder Proposal Regarding Report on Climate Change-Related Commitments

For	Against	Abstentions	Broker Non-Votes
342,645,684	4,612,538,135	13,493,267	212,856,564

The shareholders did not approve the shareholder proposal regarding report on climate change-related commitments.

10.Shareholder Proposal Regarding Report on Integrating Child Safety Improvements into the Executive Compensation Program

For	Against	Abstentions	Broker Non-Votes
169,180,929	4,776,963,503	22,532,654	212,856,564

The shareholders did not approve the shareholder proposal regarding report on integrating child safety improvements into the executive compensation program.

11.Shareholder Proposal Regarding Data Protection Impact Assessment on Generative AI Chatbots

For	Against	Abstentions	Broker Non-Votes
327,510,658	4,629,435,907	11,730,521	212,856,564

The shareholders did not approve the shareholder proposal regarding data protection impact assessment on generative AI chatbots.

12.Shareholder Proposal Regarding Report on Risks of Anti-American Discrimination from H-1B Visa Program Use

For	Against	Abstentions	Broker Non-Votes
11,628,532	4,943,493,011	13,555,543	212,856,564

The shareholders did not approve the shareholder proposal regarding report on risks of anti-American discrimination from H-1B visa program use.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META PLATFORMS, INC.

Date:	May 29, 2026	By:	/s/ Katherine R. Kelly
		Name:	Katherine R. Kelly
		Title:	Vice President and Corporate Secretary